UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/16/2008

Aurelio Resource Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50931

Nevada	33-1086828
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

12345 W. Alameda Parkway, Suite 202
Lakewood, CO 80228
(Address of principal executive offices, including zip code)

303-795-3030
(Registrant’s telephone number, including area code)

5554 S. Prince Street
Suite 200
Littleton, CO 80120
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

The Company has entered into a non-binding term sheet with a private equity fund to sell its Hill Copper/Zinc project in Arizona and to finance continuing exploration work at its Mexican Gavilanes project. (This is not an Item 1.01 - Entry into a Material Definitive Agreement filing as indicated in the original Form 8-K.)

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aurelio Resource Corporation

Date: September 16, 2008	By:	/s/ David Stafford Johnson
David Stafford Johnson
Chairman of the Board of Directors

Exhibit Index

Exhibit No.	Description
EX-99.	News Release #08-13